Exhibit 32


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of California Clean Air, Inc. (the "Company") on Form 10-KSB/A for the fiscal year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report") the undersigned hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: July 27, 2004          /s/ STEPHEN D. WILSON

                              Stephen D. Wilson
                              Title: President, Chief Executive Officer,
                                     Secretary, Chief Financial Officer, Chief
                                     Accounting Officer, Director